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                                      THE GABELLI
                                          GLOBAL
                                          MULTIMEDIA
                                          TRUST INC.

First Quarter Report
March 31, 1998

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

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                                   THE GABELLI
                                       GLOBAL
                                       MULTIMEDIA
                                       TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and inter-dependent economic world.

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Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

To Our Shareholders,

      Driven by low inflation, low interest rates, good corporate earnings gains, deals and liquidity (the continuing strong flow of cash into equities funds), U.S. and European stock market indices posted strong gains in the first quarter of 1998. Global multimedia stocks fared particularly well as evidenced by our Fund's strong absolute and relative performance.

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                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Investment Performance

      For the twelve months ended March 31, 1998, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 54.9% to $11.62 on March 31, 1998. This compares to the average 27.1% increase of the 217 Global Funds tracked by Lipper Analytical Services. For the first quarter ended March 31, 1998, the Fund's net asset value increased 17.3%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 97.9% total return after adjusting for the rights offering and all distributions. This equates to a 22.4% average annual return.

      The Multimedia Trust's common shares ended the first quarter at $10.1875 per share on the New York Stock Exchange, up 16.4% for the quarter and an increase of 62.6% for the twelve-month period ending March 31, 1998. The common shares have increased 62.8% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 3 years at The Gabelli Global Multimedia Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

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      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Corporate Governance

      The Gabelli Global Multimedia Trust continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. One of these is a stock repurchase program, which we instituted back in July of 1996.

Stock Repurchase Plan - Q & A

Q: What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q: When did the Multimedia Trust implement a stock repurchase plan?

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 1998, 582,433 shares were repurchased in the open market.

      Back on October 19, 1987, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

      Similarly, the first company on the New York Stock Exchange to announce a stock repurchase program on October 27, 1997 - a day in which the market declined 554.26 points, or 7.2% -- was our other affiliated closed-end fund, The Gabelli Convertible Securities Fund.

Q: What is the benefit of a stock repurchase plan?

      When the Multimedia Trust purchases its own shares at a discount to NAV, the Trust realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Gabelli Global Multimedia Trust's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of March 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/98

    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

     United States   Europe   Canada   Latin America   Asia/Pacific Rim
     -------------   ------   ------   -------------   ----------------
         80.6%        6.5%     5.1%        4.5%              3.3%

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of March 31, 1998.

    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

                    Distribution           Copyright/Creativity
                    ------------           --------------------
                        59.2%                      40.8%

COMMENTARY

Ringing Up Profits

      On the whole, the Trust's telecommunications holdings performed quite well in the first quarter of 1998. Part of the group's move can be explained by WorldCom and British Telecom's battle over MCI and to a lesser extent, SBC Communications' (SBC - $43.625 - NYSE) bid for Southern New England Telephone (SNG - $72.3125 - NYSE), which helped raise the valuation standards in the industry. However, there are powerful long-term trends that we believe will continue to fuel selected telephone stocks.

      There are three factors that make global telephone stocks appealing. To compete on the global economic stage, a modern telecommunications system is essential. So, those companies operating in the less developed countries, (most notably in our portfolio, Cable & Wireless (CWP - $37.75 - NYSE), which is majority owner of Hong Kong Telephone, and Telefonica de Espana (TEF - $132.25 -
NYSE), which in addition to its domestic operations in Spain, also owns significant chunks of Latin American telephone companies), have exceptional growth potential. The second factor is privatization. Formerly government owned telephone companies in Europe and Latin America are passing into the hands of profit oriented investors and are being run more efficiently by private sector managements. Finally, international boundaries are coming down and everyone is jockeying for global market share. This will mean continued consolidation in the industry and an increased number of joint venture partnerships that will surface value for shareholders.

      Cable television operators were also well represented on our performance list, with General Cable (GCN - $14.00 - NYSE), Metromedia International Group (MMG - $15.1875 - ASE), Comcast UK Cable (CMCAF - $13.375 -Nasdaq) and United International Holdings (UIHIA - $16.75 - Nasdaq) standing out. Small group broadcasters including Scandinavian Broadcasting (SBTVF - $33.00 - Nasdaq), Ackerley Group (AK - $20.4375 - NYSE) and Paxon Communications (PAX - $11.125 -
ASE) also posted strong gains. These groups have performed particularly well over the last year or so, but in our opinion, continue to offer value. We don't think the upside of cable television operators' participation in the internet transmission business is fully reflected in stock prices. Selected group broadcasters should continue to perform well as advertising revenues remain strong in the vibrant U.S. and European economies. Both industry groups will likely continue to benefit from ongoing consolidation in their industries.

Patience Rewarded

      In our 1997 Annual Report, we highlighted Seagram's (VO - $38.1875 - NYSE) and Viacom (VIA - $53.125 - ASE) as relatively large portfolio holdings that did not perform well in 1997 in what was quite a good year for the Fund. We reviewed our assessment of the values, talked about some of the positive events happening at each company and reaffirmed our commitment to these loaded laggards.

      Our patience has been rewarded with Seagram's stock gaining 18% and Viacom stock climbing 30% in the first quarter of 1998. In the case of Seagram's, we cannot isolate any single event responsible for the stock's excellent performance this quarter. We think Wall Street finally did its homework and came to the conclusion that the rather complex transaction with Home Shopping Network and the purchase of the additional 50% of USA Network made good financial and strategic sense.

      The move in Viacom was quite literally "Titanic". This blockbuster will certainly boost parent company Viacom's 1998 earnings. However, in our opinion, the turnaround in the other Blockbuster (Blockbuster Entertainment, Viacom's huge video rental business), will provide even greater benefits for the company going forward. Especially important, the company continues to pare debt, with a big paydown coming from the sale of Simon & Schuster's publishing operations.

Preferred Stock -- An Investment For The Future

      In the first quarter of 1997, the Board of Directors of The Gabelli Global Multimedia Trust authorized management to consider an offering of preferred stock. On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which was rated 'aaa' by Moody's Investors Service Inc. Shareholder response has been positive and we appreciate the efforts of Smith Barney and Gabelli & Company, Inc., the underwriters, and wish to thank and welcome all those investors who participated.

      The Trust issued 1,250,000 Preferred Shares at $25 with an annual dividend rate of $1.98 per share paying semi-annually starting in December 1997. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $26.00 on March 31, 1998. We thought we would answer some questions about preferred stock.

Q: What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $1.98. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q: How would Preferred Shares benefit Common Shareholders?

      From its inception on November 15, 1994 through March 31, 1998, the Multimedia Trust has earned a 22.4% average annual return. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q: Why did the Trust consider Preferred Shares?

      Long-term interest rates were at relatively low levels. The dividend rate that the Trust is required to pay on the Preferred Shares was related to long-term rates. In this environment, we had a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represented an opportunistic time for the Trust to take advantage of these low rates.

Q: Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Q: What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost efficient manner at less than $0.13 per share. This modest investment provided the underpinnings for successful returns in the future and incrementally boosted the Trust's twelve month returns to 54.9% with the preferred offering versus 42.4% had the Preferred Shares not been issued.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Ascent Entertainment Group Inc. (GOAL - $10.3125 - Nasdaq) operates diversified media and entertainment production and distribution businesses. Ascent owns 57% of On Command Corp., the largest provider (by number of hotel rooms served) of on-demand, in-room video entertainment services to the domestic lodging industry. Ascent also owns two professional sports franchises: the Denver Nuggets and the Colorado Avalanche. The Denver Arena Co., a division of Ascent, is building a new arena in Denver to house these professional basketball and hockey teams. The arena is expected to open for the 1999-2000 NBA and NHL seasons.

BC Telecom Inc. (BCT - $38.84 - TSE), formerly British Columbia Telephone Co., is the second largest telecommunications services company in Canada. A subsidiary of GTE owns 52% of the company. Its basic telephone operations provide service to more than 2.5 million telephone lines and are growing at rates much higher than the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves over 407,000 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses.

BET Holdings Inc. (BTV - $61.125 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $450 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. Of the 70 million cable households in the U.S., BET reaches over 51 million. BET on Jazz: The Cable Jazz Channel produced nearly 150 hours of original jazz programming in 1997. Action Pay-Per-View's subscriber base has grown to over nine million as the service expands beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. The $48 per share offer from a group led by founder Robert Johnson to take BTV private has been increased to $63 per share.

Cablevision Systems Corp. (CVC - $65.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision has also purchased Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12.2 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Grupo Televisa SA (TV - $36.625 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat (SPOT - $60.875 - Nasdaq) and Univision Communications (UVN - $37.25 - NYSE). A five year restructuring plan - "Televisa 2000" - is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

Tele-Communications Inc./Liberty Media Group (LBTYA - $34.375 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Telephone and Data Systems Inc. (TDS - $47.50 - ASE) is a domestic provider of local telephone service to over 500,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging business. TDS is oriented toward creating substantial shareholder value (as opposed to focusing on near term earnings per share). Operating cash flow is increasing, driven mainly by internal growth in cellular telephone. We expect strong growth at TDS to increase its private market value. The company was active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS has investments in U.S. Cellular (81%-owned), Aerial Communications (83%-owned) and American Paging (82%-owned). TDS has announced a restructuring plan which is designed to unlock the value of its business units.

Time Warner Inc. (TWX - $72.00 - NYSE), having completed its acquisition of Turner Broadcasting, is the global leader in media and entertainment. The combined companies have more than $24 billion in revenues and almost $5.4 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $12 billion in debt and simplifying its capital structure.

USA Networks, Inc. (USAI - $27.25 - Nasdaq) is a diversified entertainment and electronic commerce company. Chairman and CEO Barry Diller has brought together the following assets under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, Home Shopping Network and Ticketmaster. Plans are to integrate these assets, leveraging programming production capabilities and electronic commerce across its strong distribution platform.

Viacom Inc. (VIA - $53.125 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon.

Quips on Management

      Our Chief Investment Officer, Mario J. Gabelli, was recently interviewed by a leading investor relations consulting firm to discuss how we, as securities analysts, evaluate corporate managements. We would like to share with you excerpts from this interview . . .

      "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rationale is simple - we believe a princess who kisses a frog is more likely to turn into a frog than the frog is to turn into a prince.

      We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10-K, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners - the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders.

      We are not for or against corporate managements. We are for shareholders - our clients. We don't encourage managements to run their companies to maximize short-term returns and sacrifice long-term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long-term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs--build the value of their businesses in a manner that benefits long-term shareholders."

Dividends

      The Trust recently distributed a dividend of $0.85 per share to Common Shareholders on December 26, 1997. Our Preferred Shareholders were paid a dividend of $1.1165 per share on December 26, 1997. This initial distribution for Preferred Shareholders represents the accrual period from June 4 through December 26, 1997. The next semi-annual dividend of $0.99 per share for the Preferred Shareholders will be paid on June 26, 1998.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

In Conclusion

      In the first quarter of 1998, global multimedia stocks continued to outperform their respective stock market indices. We don't believe this will be a short-term phenomenon. We think these industries will continue to play a pivotal role in the further evolution of the global village and that a portfolio concentrated in the best companies in these industries can deliver very attractive long-term returns.

                                          Sincerely,


                                          /s/ Mario J. Gabelli
                                          Mario J. Gabelli, CFA
                                          President and Chief Investment Officer

April 30, 1998

        ---------------------------------------------------------------

                                Top Ten Holdings
                                 March 31, 1998
                                ----------------

        Viacom Inc.                        Ascent Entertainment Corp.
        TCI-Liberty Media Group            BC Telecom Inc.
        Cablevision Systems Corp.          Time Warner Inc.
        BET Holdings Inc.                  Grupo Televisa S.A.
        USA Networks Inc.                  Telephone & Data Systems

        ---------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments -- March 31, 1998 (Unaudited)
================================================================================
                                                             Market
   Shares                                                    Value
   ------                                                    -----

COMMON STOCKS -- 73.7%

COPYRIGHT/CREATIVITY COMPANIES -- 30.3%

            Advertising -- 0.0%
      200   Havas Advertising SA ......................   $    30,127
      200   Publicis SA ...............................        21,901
                                                          -----------
                                                               52,028
                                                          -----------
            Cable Programmers -- 3.0%
   15,000   CANAL+, Sponsored ADR+ ....................       563,180
    6,000   Flextech plc+ .............................        54,238
  155,000   USA Networks Inc.+ ........................     4,223,750
                                                          -----------
                                                            4,841,168
                                                          -----------
            Diversified Publishers -- 7.5%
   10,000   American Media Inc., Cl. A+ ...............        78,750
   10,000   Arnoldo Mondadori Editore SpA .............       115,116
   16,000   Belo (A.H.) Corp., Cl. A ..................       880,000
    2,500   Central Newspapers Inc., Cl. A ............       177,656
    8,000   Dow Jones & Co. Inc. ......................       423,500
      700   Filipacchi Medias .........................       177,808
   25,000   Golden Books Family
              Entertainment Inc.+ .....................       287,500
    8,000   Harcourt General Inc. .....................       443,000
   20,000   Harte-Hanks Communications Inc. ...........       475,000
    4,000   Houghton Mifflin Co. ......................       127,500
   58,000   Independent Newspapers Ltd., ORD ..........       350,474
   10,000   Knight-Ridder Inc. ........................       558,750
   21,000   Lee Enterprises Inc. ......................       704,813
   12,000   McClatchy Newspapers Inc., Cl. A ..........       357,750
    7,000   McGraw-Hill Companies Inc. ................       532,437
    5,000   Media General Inc., Cl. A .................       245,938
   24,000   Meredith Corp. ............................     1,011,000
  100,000   Nation Multimedia Group ...................        41,296
  100,000   New Straits Times Press Berhad ............       156,164
  100,000   Oriental Press Group ORD ..................        25,682
   10,000   Playboy Enterprises Inc., Cl. A+ ..........       160,938
  110,900   Post Publishing Co. Ltd. ..................       126,823
    9,000   PRIMEDIA Inc.+ ............................       132,187
   26,000   Pulitzer Publishing Co. ...................     2,076,750
    9,000   Reader's Digest Association Inc., Cl. A ...       245,813
    8,000   Reader's Digest Association Inc., Cl. B ...       215,000
   38,280   Singapore Press Holdings Ltd. .............       438,366
  250,000   South China Morning
              Post Holdings ORD .......................       167,770
      300   SPIR Communication ........................        22,498
   20,000   Thomas Nelson Inc. ........................       275,000
    4,000   Times Mirror Co., Cl. A ...................       253,500
   50,000   Times Publishing Ltd. .....................        99,660
   10,000   United News & Media plc, ADR ..............       276,250
      200   Wiley (John) & Sons Inc., Cl. A ...........        10,975
    1,000   Wolters Kluwer NV .........................       142,751
                                                          -----------
                                                           11,814,415
                                                          -----------
            Entertainment Production -- 9.1%
    5,450   American Radio Systems Corp.+ .............       345,734
  300,000   Ascent Entertainment Group Inc.+ ..........     3,093,750
   70,000   BET Holdings Inc., Cl. A+ .................     4,278,750
    2,523   EMI Group plc .............................        20,947
   10,000   EMI Group plc, Sponsored ADR ..............       170,000
    7,000   Grammy Entertainment plc+ .................        35,934
    3,500   Granada Group plc .........................        62,926
    7,000   GTECH Holdings Corp.+ .....................       272,125
    1,000   Harvey Entertainment Co.+ .................        13,875
    1,000   Lancit Media Productions Ltd.+ ............           891
      300   NRJ SA ....................................        51,770
    2,877   People's Choice TV Corp.+ .................         2,877
    6,000   Princeton Video Image, Inc.+ ..............        48,750
  100,000   Shaw Brothers (Hong Kong) Ltd. ............        65,817
   30,000   Spelling Entertainment Group Inc.+ ........       270,000
  165,000   Tele-Communications Inc./Liberty
              Media Group, Cl. A+ .....................     5,671,875
    4,000   Tring International Group+ ................           502
                                                          -----------
                                                           14,406,523
                                                          -----------

            Global Media and Entertainment -- 8.8%
   65,000   Grupo Televisa SA, GDR+ ...................     2,380,625
   22,000   Havas, Sponsored ADR ......................       459,250
   21,000   News Corp. Ltd., ADS ......................       565,688
    2,000   PolyGram NV ...............................        92,750
   38,000   Seagram Co. Ltd. ..........................     1,451,125
    1,000   Sony Corp., ADR ...........................        85,063
   34,000   Time Warner Inc. ..........................     2,448,000
  115,000   Viacom Inc., Cl. A+ .......................     6,109,375
    3,000   Walt Disney Co. ...........................       320,250
                                                          -----------
                                                           13,912,126
                                                          -----------

            Hotels and Gaming -- 1.3%
    2,500   Churchhill Downs Inc. .....................       142,500
    1,000   Gaming Lottery Corp.+ .....................         4,000
   43,000   Gaylord Entertainment Co., Cl. A ..........     1,537,250
   60,847   Ladbroke Group plc ........................       340,460
    1,000   Powerhouse Technologies Inc.+ .............        14,250
    2,500   Quintel Entertainment Inc.+ ...............        13,750
                                                          -----------
                                                            2,052,210
                                                          -----------

            Information Publishing -- 0.2%
    4,000   Berlitz International Inc.+ ...............       108,250
   25,000   Data Broadcasting Corp.+ ..................       143,750
    1,000   Dun & Bradstreet Corp. ....................        34,188
      500   Scholastic Corp.+ .........................        21,125
                                                          -----------
                                                              307,313
                                                          -----------

            Software -- 0.4%
    1,000   Activision Inc.+ ..........................        10,750
    1,000   EarthLink Network Inc.+ ...................        56,438
      500   Electronic Arts Inc.+ .....................        23,469
    1,000   Excaliber Technologies Corp.+ .............        11,625

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================

                                                             Market
   Shares                                                    Value
   ------                                                    -----

COMMON STOCKS (Continued)

COPYRIGHT/CREATIVITY COMPANIES (Continued)

            Software (Continued)
    8,000   H&R Block Inc. ............................   $   380,500
    1,000   Intel Corp ................................        78,062
    1,000   Microsoft Corp.+ ..........................        89,500
      200   Netscape Communications Corp.+ ............         3,638
      100   Pixar Inc.+ ...............................         3,487
                                                          -----------
                                                              657,469
                                                          -----------

TOTAL COPYRIGHT/CREATIVITY COMPANIES                       48,043,252
                                                          -----------

DISTRIBUTION COMPANIES -- 43.4%
            Broadcasting -- 7.5%
   70,000   Ackerley Group Inc. .......................     1,430,625
    1,000   Audiofina .................................        40,447
    3,000   Baton Broadcasting Inc.+ ..................        53,928
    1,000   BHC Communications Inc., Cl. A ............       141,125
    3,000   British Sky Broadcasting Group,
              Sponsored ADR ...........................       135,000
   18,000   CanWest Global Communications Corp. .......       345,776
    2,000   Carlton Communications plc,
              Sponsored ADR ...........................        80,125
    1,500   Chancellor Media Corp., Cl. A+ ............        68,813
   28,078   Chris-Craft Industries Inc. ...............     1,654,835
    1,000   Clear Channel Communications Inc.+ ........        98,000
    9,000   Cox Radio Inc., Cl. A+ ....................       436,500
      500   Emmis Broadcasting Corp., Cl. A+ ..........        26,375
      200   Europe 1 Communication+ ...................        53,157
   16,320   Fisher Companies Inc. .....................     1,044,480
    2,500   General Electric Co. ......................       215,469
    8,750   Gray Communications Systems Inc. ..........       253,750
   40,000   Gray Communications
              Systems Inc., Cl. B .....................     1,160,000
    1,000   Groupe AB SA, ADR+ ........................         6,250
    5,000   Grupo Radio Centro, SA de CV, ADR .........        70,938
      500   Jacor Communications Inc.+ ................        29,500
   15,000   King World Productions, Inc.+ .............       438,750
      700   LaGardere Groupe ..........................        28,224
    2,000   Liberty Corp. .............................       102,000
      400   Metropole TV M6 SA ........................        53,544
    1,100   Nippon Television Broadcasting ............       325,895
    4,000   NTN Communications Inc.+ ..................         3,000
    3,000   Pathe SA ..................................       612,047
   60,000   Paxson Communications Corp., Cl. A+ .......       667,500
      976   SAGA Communications Inc., Cl. A+ ..........        20,374
    2,000   Scandinavian Broadcasting System SA+ ......        66,000
   43,000   Sistem Televisyen Malaysia Berhad .........        23,562
    5,000   Telemundo Group Inc.+ .....................       209,375
   50,000   Television Broadcasting Ltd. ORD ..........       131,635
    2,500   Television Francaise 1 ....................       310,459
   40,000   Tokyo Broadcasting System .................       459,029
    1,000   TV Azteca, S.A. de C.V.+ ..................        19,625
   10,000   United Television Inc. ....................     1,083,750
                                                          -----------
                                                           11,899,862
                                                          -----------
            Business Services -- 0.1%
    2,000   Computer Sciences Corp.+ ..................       110,000
                                                          -----------
            Cable -- 8.1%
    8,750   Cable Michigan Inc.+ ......................       223,125
   80,000   Cablevision Systems Corp., Cl. A+ .........     5,260,000
   25,000   Century Communications Corp., Cl. A+ ......       320,313
    5,000   Comcast Corp., Cl. A ......................       173,437
    1,000   Comcast Corp., Cl. A Special ..............        35,313
    4,000   Comcast U.K. Cable Partners Ltd., Cl. A+ ..        53,500
    2,000   General Cable plc, ADR+ ...................        28,000
    3,000   NTL Inc.+ .................................       129,750
    5,000   Mercom Inc. ...............................        51,250
   21,000   Rogers Communications Inc., Cl. B+ ........       122,063
  100,000   TCI Ventures Group+ .......................     1,756,250
   13,000   Telewest Communications plc,
              Sponsored ADR+ ..........................       195,000
   55,000   Tele-Communications Inc., Cl. A+ ..........     1,710,160
   50,000   Tele-Communications
              International Inc., Cl. A+ ..............     1,006,250
  100,000   United International Holdings Inc., Cl. A+      1,675,000
   10,000   Videotron Groupe ..........................       125,128
      500   Wireless One Inc.+ ........................           484
                                                          -----------
                                                           12,865,023
                                                          -----------
            Consumer Services -- 1.3%
   10,000   Allied Domecq plc .........................        98,013
    1,000   Department 56 Inc.+ .......................        38,000
   23,000   N2K Inc.+ .................................       687,132
   42,500   Ticketmaster Group Inc.+ ..................     1,280,313
                                                          -----------
                                                            2,103,458
                                                          -----------
            Entertainment Distribution -- 2.3%
  120,000   Cineplex Odeon Corp.+ .....................       202,500
   22,000   GC Companies Inc.+ ........................     1,150,875
   19,500   Shaw Communications Inc., Cl. B, Conv. ....       290,737
    3,000   TCI Music Inc.+ ...........................        23,531
   57,000   US WEST Media Group+ ......................     1,980,750
                                                         ------------
                                                            3,648,393
                                                         ------------
            Equipment -- 0.4%
    2,000   CommScope Inc.+ ...........................        28,875
    3,000   Lucent Technologies Inc. ..................       383,625
    2,000   Northern Telecom Ltd. .....................       129,250
    1,000   Philips Electronics N.V., New York ........        73,438
    3,000   Scientific-Atlanta Inc. ...................        58,687
                                                         ------------
                                                              673,875
                                                         ------------
            Information Services -- 0.0%
    1,000   Cognizant Corp ............................        57,375
                                                         ------------

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================

                                                             Market
   Shares                                                    Value
   ------                                                    -----

COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

            International Telephone -- 8.1%
   70,000   BC TELECOM Inc. ...........................  $  2,718,974
   35,000   BCE Inc. ..................................     1,461,250
    5,000   BHI Corp. .................................       177,500
    3,551   Cable & Wireless plc, Sponsored ADR .......       117,627
   29,000   Compania de Telecomunicaciones
              de Chile SA, Sponsored ADR ..............       799,313
      500   CPT Telefonica del Peru SA,
              Sponsored ADR ...........................        10,781
  200,000   CPT Telefonica del Peru, Cl. B ............       428,444
    2,000   Deutsche Telekom AG, ADR+ .................        44,000
    2,000   Esprit Telecom Group plc, ADR+ ............        36,250
    1,000   France Telecom SA, Sponsored ADR+ .........        53,250
   45,000   GST Telecommunications Inc.+ ..............       677,813
       50   Japan Telecom Co., Ltd. ...................       382,524
      500   Matav Rt., Sponsored ADR+ .................        15,562
       10   Nippon Telegraph & Telephone Corp. ........        83,255
    8,000   Philippine Long Distance Telephone Co. ....       223,000
    4,000   PT Indosat ADR ............................        61,750
    1,000   PT Telekomunikasi Indonesia ...............         9,812
    3,000   Quebec-Telephone ..........................        76,134
    1,000   Rostelecom, Sponsored ADR .................        19,875
    3,600   Telecom Argentina Stet-France
              Telecom SA, Sponsored ADR ...............       128,925
    2,000   Telecom Corp. of New Zealand
              Ltd., ADR ...............................        76,875
   16,500   Telecomunicacoes Brasileiras SA
              (Telebras), Sponsored ADR ...............     2,141,906
    3,000   Telefonica de Argentina SA,
              Sponsored ADR ...........................       114,188
   16,500   Telefonica de Espana, Sponsored ADR .......     2,182,125
   14,000   Telefonos De Mexico SA, Cl. L, ADR ........       789,250
      600   Telstra Corporation Ltd., ADR+ ............        30,900
                                                         ------------
                                                           12,861,283
                                                         ------------
            Satellite -- 0.6%
      300   Asia Satellite Telecommunications
              Holdings Ltd., Sponsored ADR+ ...........         6,037
    6,000   EchoStar Communications Corp., Cl. A+ .....       132,000
    1,000   General Motors Corp., Cl. H ...............        45,250
    2,000   Globalstar Telecommunications+ ............       126,750
   70,000   TCI Satellite Entertainment Inc., Cl. A + .       498,750
    5,000   U.S. Satellite Broadcasting Co.+ ..........        45,937
                                                         ------------
                                                              854,724
                                                         ------------
            Telecommunications -- 3.1%
    2,000   Bruncor Inc. ..............................        69,790
    2,500   Electric Lightwave Inc., Cl. A+ ...........        50,000
   40,000   Frontier Corp .............................     1,302,500
    1,175   Hellenic Telecommunication
              Organization SA (OTE) ...................        29,412
    7,000   Metromedia International Group Inc.+ ......       106,313
    1,000   MIDCOM Communications Inc.+ ...............            30
    3,000   NewTel Enterprises Ltd. ...................        86,708
   29,000   RCN Corporation+ ..........................     1,453,625
   20,000   Southern New England
              Telecommunications Corp. ................     1,446,250
    3,000   Telegroup Inc.+ ...........................        60,750
   12,000   Tel-Save Holdings Inc.+ ...................       273,000
                                                         ------------
                                                            4,878,378
                                                         ------------
            Telecommunications-Long Distance -- 1.5%
   20,000   AT&T Corp. ................................     1,312,500
   12,000   MCI Communications Corp. ..................       594,000
    7,000   Sprint Corp. ..............................       473,813
    2,000   STARTEC Global Communications
              Corp.+ ..................................        50,000
                                                         ------------
                                                            2,430,313
                                                         ------------
            US Regional Operators -- 1.1%
    1,000   Cincinnati Bell Inc. ......................        35,625
   30,225   Citizens Utilities Co., Cl. B+ ............       319,252
   22,000   Commonwealth Telephone
              Enterprises Inc.+ .......................       607,750
   11,000   GTE Corp. .................................       658,625
    1,462   SBC Communications Inc. ...................        63,780
      800   Teleport Communications
              Group Inc., Cl. A+ ......................        47,000
    1,000   US WEST Communications Group+ .............        54,750
                                                         ------------
                                                            1,786,782
                                                         ------------
            Wireless Communications -- 9.3%
   80,000   Aerial  Communications Inc.+ ..............       620,000
    2,000   AirTouch Communications Inc.+ .............        97,875
    5,000   BCE Mobile Communications Inc.+ ...........       149,625
   38,000   Cable & Wireless Communications
              plc, ADR ................................     1,434,500
    1,000   CAI Wireless Systems Inc.+ ................           400
   33,000   Centennial Cellular Corp., Cl. A + ........       867,281
   22,000   Century Telephone Enterprises Inc. ........     1,344,750
   40,000   COMSAT Corp. ..............................     1,377,500
   10,000   CoreComm Inc.+ ............................       166,563
   24,000   Iridium World Communications Ltd. .........     1,497,000
   10,008   Loral Space & Communications Ltd.+ ........       279,599
    8,447   NEXTEL Communications Inc., Cl. A+ ........       285,086
    3,000   Omnipoint Corp.+ ..........................        88,500
    1,250   Price Communications Corp.+ ...............        20,000
    1,000   Qualcomm Inc.+ ............................        53,500
   35,000   Rogers Cantel Mobile
              Communications Inc., Cl. B+ .............       398,125
    2,000   Rural Cellular Corp., Cl. A+ ..............        34,000
    5,000   SK Telecom Co. Ltd., ADR ..................        39,688

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================

                                                             Market
   Shares                                                    Value
   ------                                                    -----

COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

            Wireless Communications (Continued)
  300,000   Telecom Italia Mobile SpA .................  $  1,610,799
   50,000   Telephone and Data Systems Inc. ...........     2,375,000
    8,000   Teligent Inc., Cl. A+ .....................       246,000
   25,000   360(degrees)Communications Co.+ ...........       781,250
   18,000   Total Access Communications plc ...........        21,240
   10,000   U.S. Cellular Corp.+ ......................       339,375
      500   Vimpel-Communications,
              Sponsored ADR+ ..........................        22,250
   12,000   WinStar Communications Inc.+ ..............       513,000
                                                         ------------
                                                           14,662,906
                                                         ------------
TOTAL DISTRIBUTION COMPANIES ..........................    68,832,372
                                                         ------------
TOTAL COMMON STOCKS ...................................   116,875,624
                                                         ------------
PREFERRED STOCKS -- 2.9%

            Broadcasting -- 0.3%
    8,000   Granite Broadcasting Corp., Pfd. ..........       455,000
                                                         ------------
            Entertainment -- 0.1%
    4,000   AMC Entertainment Inc., $1.75,
              Conv. Pfd. ..............................       164,000
                                                         ------------
            Global Media and Entertainment -- 0.9%
   62,765   News Corp. Ltd., Sponsored ADR
              Preference Shares .......................     1,443,595
                                                         ------------
            US Regional Operators -- 1.1%
   35,000   Citizens Utilities Co., 5.00%, Pfd. .......     1,715,000
                                                         ------------
            Wireless Communications -- 0.5%
   13,000   AirTouch Communications Inc.,
              Series B, 6.00%, Pfd. ...................       536,250
    3,000   AirTouch Communications Inc.,
              Series C, 4.25%, Pfd. ...................       213,000
                                                         ------------
                                                              749,250
                                                         ------------
TOTAL PREFERRED STOCKS ................................     4,526,845
                                                         ------------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
   10,000   Oriental Press Group, Warrants,
              expires 10/02/1998+ .....................            18
                                                         ------------

  Principal
   Amount
   ------
CORPORATE BONDS -- 0.4%

            Cable -- 0.2%
 $300,000   Tele-Communications International Inc.,
              Conv. Sub. Deb., 4.50% due 02/15/06 .....       274,125
                                                         ------------
            Global Media and Entertainment -- 0.1%
  100,000   Viacom Inc., Sub. Deb.,
              8.00% due 07/07/06 ......................       102,750
                                                         ------------
            Equipment -- 0.1%
   90,000   Trans-Lux Corp., Conv. Deb.,
              7.50% due 12/01/06 ......................       103,163
                                                         ------------
            Software -- 0.0%
   50,000   BBN Corp., Conv. Sub.
              Deb., 6.00% due 4/01/12 (b) .............        48,500
                                                         ------------
TOTAL CORPORATE BONDS .................................       528,538
                                                         ------------
U.S. TREASURY BILLS -- 23.3%
37,217,000  5.131% to 5.300%++
              due 04/16/98 -- 05/28/98 ................    37,104,673
                                                         ------------
TOTAL INVESTMENTS
 (Cost $112,494,695) (a) .................. 100.3%        159,035,698

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK ......................... (20.0%)       (31,772,163)
                                            ------       ------------

NET ASSETS -- COMMON STOCK
  (10,894,115 common shares outstanding) ..  80.3%        127,263,535
                                            ------       ------------

NET ASSETS -- CUMULATIVE PREFERRED STOCK
 (1,250,000 preferred shares outstanding) .  19.7%         31,250,000
                                            ------       ------------

TOTAL NET ASSETS .......................... 100.0%       $158,513,535
                                            ======       ============

NET ASSET VALUE PER COMMON SHARE
  ($126,617,285 / 10,894,115 shares outstanding) ......        $11.62
                                                               ======
----------
  (a) For Federal tax purposes:
        Aggregate cost                                   $112,549,604
                                                         ============
        Gross unrealized appreciation                    $ 48,810,888
        Gross unrealized depreciation                      (2,324,794)
                                                         ------------
        Net unrealized appreciation                      $ 46,486,094
                                                         ============
+     Non-income producing security
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
ADS - American Depositary Share
GDR - Global Depositary Receipt
HKD - Hong Kong Dollars
ORD - Ordinary Share

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                                          Unrealized
                                            Expiration   Appreciation/
                                               Date     (Depreciation)
                                               ----     --------------

Forward Foreign Exchange Contracts to Deliver
474,896,025 Hong Kong Dollars
              in exchange for
              USD 264,566 .................  04/03/98      $ (4,242)
  3,300,000 U.S. Dollars
              in exchange for
              HKD 419,794 .................  08/26/98         3,360
                                                           --------
Total Net Unrealized Depreciation
  on Forward Foreign Exchange Contracts ................   $   (882)
                                                           ========

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Executive Vice President,
  FMG Group

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Vice President

James E. McKee
  Secretary

Investment Adviser

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol: GGT
Shares Outstanding 10,894,115

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

-------------------------------------------------

For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com

-------------------------------------------------

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.

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

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THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434                                          [GRAPHIC OMITTED]
Internet: http:/ /www.gabelli.com
e-mail: closedend@gabelli.com

                                                            First Quarter Report
                                                            March 31, 1998

                                                                       GGT 03/98

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